UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

The India Fund, Inc. Semi-Annual Report June 30, 2014

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report covering the activities of The India Fund, Inc. (the “Fund”) for the six-months ended June 30, 2014. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Approval of Elimination of the Interval Fund Structure

Effective February 3, 2014, shareholders voted to eliminate the Fund’s Interval Structure.

Cash Tender Offer

On March 7, 2014, the Fund announced that in accordance with its cash tender offer (the “Offer”) to purchase up to 15% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on April 3, 2014 (the “Expiration Date”), the Fund accepted 5,240,267 properly tendered shares, representing 15% of the Fund’s outstanding shares, at a price per share of $24.4314 (the “Purchase Price”). The Purchase Price was equal to 98% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on April 4, 2014. In the Offer, 15,332,556 shares, or 43.89% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. Accordingly, under final proration, the Fund accepted for payment approximately 34.1774% of the shares validly tendered in the Offer. Following the repurchase of properly tendered shares, the Fund had 29,694,848 shares outstanding.

Total Return Performance

For the six-months ended June 30, 2014, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 22.0%, assuming reinvestment of dividends and distributions, versus a return of 21.9% for the Fund’s benchmark, the MSCI India Index1.

Share Price and NAV

For the six-months ended June 30, 2014, based on market price, the Fund’s total return was 26.9%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 26.9% over the six-month period, from $20.00 on December 31, 2013 to $25.38 on June 30, 2014. The Fund’s share price on June 30, 2014 represented a discount of 9.3% to the NAV per share of $27.97 on that date, compared with a discount of 12.7% to the NAV per share of $22.92 on December 31, 2013.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount, under which the Fund buys back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers, the Board of Directors agreed to review the targeted volume-weighted average discount for a two-year period commencing from the completion of the tender offer. If a 10% or less volume-weighted average discount is not attained as of the two-year period, the Board may, but is not obligated to, consider other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund repurchased no shares and 1,230,086 shares, respectively, under the open market repurchase policy.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please visit Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information.

Please contact Aberdeen Asset Management, Inc. by:

•	calling toll free at 1-866-839-5205 in the United States
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usclosed/home or
•	visiting www.aberdeenifn.com

Yours sincerely,

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 73 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Enthusiasm surrounding the change in government propelled a strong rally in Indian equities during the six-month period ended June 30, 2014. Global equity markets were range-bound early in the period, when investors retreated from some emerging markets, including India, which cast a pall over the broader asset class. However, sentiment recovered when the business-friendly Bharatiya Janata Party (BJP), helmed by Narendra Modi, swept into power as India’s first single-party majority in decades. Equities rose sharply in the days leading up to and following the May 16 election result, with the MSCI India index gaining roughly 15% between May 8 and June 10, 2014. Expectations are that the BJP will usher in a new investment cycle, necessary to overhaul domestic infrastructure and boost employment prospects.

The extended market rally belied the lackluster economy; growth continued to stagnate, while inflation remained stubbornly high. The Reserve Bank of India hiked its benchmark interest rate from 7.75% to 8.00% in January 2014, although it has kept it steady since. Meanwhile, the new government also took measures against rising food costs, announcing that it would offload a quarter of its rice stockpiles, ease restrictions on selling fruits and vegetables, and set minimum export prices for potatoes and onions.

Fund performance review

Fund performance was enhanced mainly by an overweighting relative to the benchmark MSCI India Index to the materials sector. The election-related euphoria that has buoyed markets recently particularly favored cyclical stocks, on hopes of a revival in infrastructure spending under the new government. Therefore, cement holdings Ultratech Cement and Grasim Industries boosted Fund performance, as did the exposure to rail-freight operator Container Corporation and ABB India, a power and automation equipment supplier.

Elsewhere, the underweight to IT services provider Infosys benefited Fund performance, as management lowered its earnings expectations and the company was plagued by a string of senior-level departures. Infosys Ltd. subsequently announced that former SAP AG board member Vishal Sikka would become its first chief executive recruited from outside the company. We are encouraged by this appointment and have added to the holding on share price weakness. ICICI Bank was another top contributor to performance as the company saw decent margins and cost controls, as well as healthy loan growth.

Conversely, the Fund’s absence of exposure to energy stocks detracted from performance as shares of companies such as Oil and Natural Gas Corporation Limited (ONGC), Coal India and Bharat Petroleum were buoyed by the cyclical rally and expectations of energy sector reform, including price hikes. We remain wary of the sector until we see a comprehensive and transparent regulatory framework that will allow companies to project earnings with a degree of certainty. Additionally, the overweight versus the benchmark to consumer staples weighed on Fund performance as the sector continued to experience soft demand and heightened competition. Fund holdings Godrej Consumer Products and Nestle India struggled to grow in this environment, although we believe that the long-term outlook remains positive. The lack of a position in Larsen & Toubro hurt performance as the infrastructure conglomerate benefited from new business wins and the cyclical rally.

We believe that absolute return is of the utmost importance over the long-term and are benchmark-aware, but not benchmark-driven. We do not equate the quality of a company with either market capitalization or index membership. Consequently, indices do not serve as a starting point for portfolio construction and we are comfortable taking positions that differ from those of the benchmark.

Outlook

By most accounts, Prime Minister Modi has made encouraging inroads during his first few weeks in office, from plans to ease restrictions on foreign direct investments, to the recent hike in rail fares, which in our view indicated a willingness to take decisive action on politically sensitive issues. Investors’ hopes are high that he will take the same approach to productivity-boosting reforms. However, we believe that the prevailing environment of slower economic growth, sticky inflation and a subdued industrial sector indicates that the path to a more buoyant economy might not be smooth. Meanwhile, Indian equity indices are still hovering near all-time highs, so we would not be surprised to see some short-term market volatility, although any pick-up in economic growth would be a plus for earnings and profitability, in our opinion. Nevertheless, we believe that India’s long-term attraction as an investment destination remains undiminished. With what we believe are excellent demographics and a multitude of well-run, shareholder-friendly companies, we think that disciplined stock-pickers with a longer investment horizon should be well rewarded.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Portfolio Summary (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of the net assets. The GICS structure consists of 10 sectors, 24 industry groups, 70 industries and 171 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of June 30, 2014, the Fund held 99.3% of its net assets in equities, 0.2% in a short-term investment and 0.5% in liabilities in excess of other assets.

Asset Allocation by Sector

The India Fund, Inc.

Top Ten Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2014:

Name of Security	Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.4%
Tata Consultancy Services Ltd.	8.1%
ICICI Bank Ltd.	7.8%
Infosys Ltd.	7.2%
ITC Ltd.	5.5%
UltraTech Cement Ltd.	4.9%
Hero MotoCorp Ltd.	4.7%
Ambuja Cements Ltd.	4.6%
HDFC Bank Ltd.	4.1%
Container Corp. of India	3.7%

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI India Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of June 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	30.4%	1.8%	8.0%	15.7%
Market Value	38.6%	0.7%	2.2%	13.7%
MSCI India Index	27.4%	0.4%	7.6%	15.4%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 18, 2014, see Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment and cash purchase plan. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 866-839-5205.

The annualized gross expense ratio for the six-months ended June 30, 2014 is 1.59%. The annualized net operating expense ratio after fee waivers and/or expense reimbursements is 1.29%.

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.3%
COMMON STOCKS—99.3%
INDIA—99.3%
AUTO COMPONENTS—3.6%
133,581	Bosch Ltd.	$30,027,685
AUTOMOBILES—4.7%
899,000	Hero MotoCorp Ltd. (a)	39,320,552
BANKS—11.9%
2,478,000	HDFC Bank Ltd. (a)	33,861,471
2,738,000	ICICI Bank Ltd. (a)	64,470,477
		98,331,948
CHEMICALS—3.0%
2,552,000	Asian Paints Ltd. (a)	25,155,295
CONSTRUCTION MATERIALS—12.9%
592,000	ACC Ltd. (a)	14,418,062
10,301,000	Ambuja Cements Ltd. (a)	37,802,504
250,085	Grasim Industries Ltd. (a)	14,226,746
943,000	UltraTech Cement Ltd. (a)	40,546,600
		106,993,912
ELECTRIC UTILITIES—1.9%
8,949,000	Tata Power Co. Ltd. (a)	16,056,401
ELECTRICAL EQUIPMENT—1.1%
499,224	ABB Ltd. (a)	9,322,358
FOOD PRODUCTS—3.2%
320,118	Nestle India Ltd.	26,250,262
GAS UTILITIES—2.5%
2,679,000	GAIL India Ltd. (a)	20,616,305
HOUSEHOLD PRODUCTS—3.7%
2,970,221	Hindustan Unilever Ltd. (a)	30,594,693
INFORMATION TECHNOLOGY SERVICES—18.0%
115,303	CMC Ltd.	3,728,728
1,114,000	Infosys Ltd. (a)	60,087,257
2,600,000	MphasiS Ltd.	18,383,074
1,681,000	Tata Consultancy Services Ltd. (a)	67,500,979
		149,700,038
MACHINERY—1.0%
415,430	Cummins India Ltd. (a)	4,469,953
237,758	Thermax Ltd.	3,705,222
		8,175,175
PERSONAL PRODUCTS—3.5%
2,144,014	Godrej Consumer Products Ltd. (a)	29,235,531

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
PHARMACEUTICALS—6.5%
194,107	GlaxoSmithKline Pharmaceuticals Ltd.	$8,091,853
1,000,000	Lupin Ltd. (a)	17,458,932
981,000	Piramal Enterprises Ltd. (a)	11,278,310
320,000	Sanofi India Ltd.	16,759,498
		53,588,593
ROAD & RAIL—3.7%
1,547,000	Container Corp. of India (a)	30,743,489
TEXTILES, APPAREL & LUXURY GOODS—1.5%
2,090,104	Titan Co., Ltd. (a)	12,262,889
THRIFTS & MORTGAGE FINANCE—9.4%
4,767,000	Housing Development Finance Corp. Ltd. (a)	78,263,067
TOBACCO—5.5%
8,383,523	ITC Ltd. (a)	45,455,019
WIRELESS TELECOMMUNICATION SERVICES—1.7%
2,552,876	Bharti Airtel Ltd. (a)	14,242,696
	Total Common Stocks	824,335,908
	Total Long-Term Investments—99.3% (cost $441,771,917)	824,335,908
Par Amount
SHORT-TERM INVESTMENT—0.2%
$1,867,000	Fixed Income Clearing Corp., 0.00% dated 06/30/2014, due 07/01/2014 repurchase price $1,867,000, collateralized by a U.S. Treasury Bond, maturing 02/15/2036; total market value of $1,906,500	1,867,000
	Total Short-Term Investment—0.2% (cost $1,867,000)	1,867,000
	Total Investments—99.5% (cost $443,638,917) (b)	826,202,908

	Other Assets in Excess of Liabilities—0.5%	4,357,561
	Net Assets—100.0%	$830,560,469

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As at June 30, 2014

Assets
Investments, at value (cost $441,771,917)	$824,335,908
Repurchase agreement, at value (cost $1,867,000)	1,867,000
Foreign currency, at value (cost $3,112,870)	3,107,802
Cash	819
Dividends receivable	2,782,553
Tax refund receivable	1,121,680
Prepaid expenses	158,635
Total assets	833,374,397

Liabilities
Foreign tax payable	1,835,720
Investment management fees payable (Note 3)	487,006
Payable for investments purchased	202,734
Administration fees payable (Note 3)	134,358
Investor relations fees payable (Note 3)	47,835
Director fees payable	18,327
Accrued expenses	87,948
Total liabilities	2,813,928

Net Assets	$830,560,469

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$29,695
Paid-in capital in excess of par	394,878,604
Accumulated net investment income	1,248,251
Accumulated net realized gain from investments and foreign currency transactions	51,898,202
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	382,505,717
Net Assets	$830,560,469
Net asset value per share based on 29,694,848 shares issued and outstanding	$27.97

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2014

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $0)	$6,825,057
6,825,057

Expenses
Investment management fee (Note 3)	4,043,376
Administration fee (Note 3)	788,330
Foreign tax expense	480,006
Directors’ fees and expenses	185,142
Custodian’s fees and expenses	165,499
Legal fees and expenses	149,544
Investor relations fees and expenses (Note 3)	98,149
Reports to shareholders and proxy solicitation	98,016
Insurance expense	64,677
Independent auditors’ fees and expenses	63,973
Pennsylvania tax expense	31,770
Transfer agent’s fees and expenses	12,488
Miscellaneous	99,954
Total operating expenses before reimbursed/waived expenses	6,280,924
Less: Expenses waived (Note 3)	(1,203,235)
Net expenses	5,077,689

Net Investment Income	1,747,368

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	49,159,478
Foreign currency transactions	622,774
49,782,252

Net change in unrealized appreciation/(depreciation) on:
Investments	106,655,949
Foreign currency translation	(101,824)
106,554,125
Net realized and unrealized gain from investments and foreign currency related transactions	156,336,377
Net Increase in Net Assets Resulting from Operations	$158,083,745

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,747,368	$3,622,556
Net realized gain from investments and foreign currency transactions	49,782,252	30,848,050
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	106,554,125	(33,390,640)
Net increase in net assets resulting from operations	158,083,745	1,079,966

Distributions to Shareholders from:
Net investment income	—	(2,948,174)
Net realized gains	—	(30,353,402)
Net decrease in net assets from distributions	—	(33,301,576)

Capital Share Transactions:
Issuance of 0 and 3,188,277 shares, respectively, due to stock distribution (Note 5)	—	69,918,915
Cost of shares tendered (3,188,277 and 0, respectively, net of expenses of $181,000) (Note 5)	(128,208,066)	—
Repurchase of shares under open market repurchase policy (0 and 1,230,086, respectively) (Note 7)	—	(24,994,408)
Cost of shares repurchased under semi-annual repurchase offer (0 and 3,882,935 shares, net of repurchase fee of $0 and $1,811,990, including expenses of $(12,129) and $319,050, respectively) (Note 6)	12,129	(89,106,550)
Change in net assets from capital share transactions	(128,195,937)	(44,182,043)
Change in net assets resulting from operations	29,887,808	(76,403,653)

Net Assets:
Beginning of period	800,672,661	877,076,314
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $1,248,251 and ($499,117), respectively)	$830,560,469	$800,672,661

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2014 (unaudited)		For the Fiscal Years Ended December 31,
			2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value, beginning of period	$22.92		$23.79	$21.57	$35.71	$32.78	$17.38
Net investment income/(loss)	0.05		0.10	0.11	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	4.92		0.05	4.44	(13.08)	6.76	15.85
Income tax (expense) reversal(b)	–		–	–	0.12	–	–
Total from investment operations	4.97		0.15	4.55	(12.98)	6.74	15.84
Dividends and distributions to shareholders:
Net investment income	–		(0.08)	(0.15)	(0.02)	(0.09)	–
Net realized gains	–		(0.87)	(2.22)	(1.09)	(3.68)	–
Tax return of capital	–		–	–	(0.09)	(0.10)	–
Total dividends and distributions to shareholders	–		(0.95)	(2.37)	(1.20)	(3.87)	–
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		(0.21)	–	–	–	–
Impact due to shares tendered or repurchased (Notes 5 and 6)	0.08		0.04	0.04	0.04	0.06	–
Impact due to open market repurchase policy (Note 7)	–		0.10	–	–	–	–
Dilutive effect of rights offer	–		–	–	–	–	(0.44)
Total capital share transactions	0.08		(0.07)	0.04	0.04	0.06	(0.44)
Net asset value, end of period	$27.97		$22.92	$23.79	$21.57	$35.71	$32.78
Market value, end of period	$25.38		$20.00	$20.91	$19.04	$35.11	$30.70

Total Investment Return Based on(c):
Market value	26.90%		0.16%	21.70%	(42.96)%	28.01%	67.76%
Net asset value	22.03%		0.89%	22.22%	(36.47)%	21.94%	88.61%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$830,560		$800,673	$877,076	$880,876	$1,581,368	$1,608,617
Average net assets (000 omitted)	$794,863		$874,054	$940,120	$1,268,468	$1,635,394	$1,050,145
Expenses, after income tax reversal, after reimbursement and waiver(d)	1.29%	(e)	1.17%	1.16%	1.01%	1.32%	1.25%
Expenses, before income tax reversal, after reimbursement and waiver(d)	1.29%	(e)	1.17%	1.16%	1.40% (b)	1.32%	1.25%
Expenses, before income tax reversal, prior to reimbursement and waiver(d)	1.59%	(e)	1.43%	1.41%	1.44%	1.32%	1.25%
Net investment income/(loss)	0.44%	(e)	0.41%	0.49%	-0.07%	-0.05%	-0.04%
Portfolio turnover	1.75%		3.32%	36.36%	51.39%	50.55%	49.64%

(a)	Based on average shares outstanding.
(b)	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note 2f). An additional reversal of $4,956,314 was made in 2011 to the same tax provision.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Ratio inclusive of foreign tax expense.
(e)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2014

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Auto Components	$30,027,685	$–	$–	$30,027,685
Food Products	26,250,262	–	–	26,250,262
Information Technology Services	22,111,802	127,588,236	–	149,700,038
Machinery	3,705,222	4,469,953	–	8,175,175
Pharmaceuticals	24,851,351	28,737,242	–	53,588,593
Other	–	556,594,155	–	556,594,155
Short-Term Investment	–	1,867,000	–	1,867,000
Total	$106,946,322	$719,256,586	$–	$826,202,908

Amounts	lists as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2014.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended June 30, 2014, securities issued by CMC Ltd., Sanofi India Ltd., MphasiS Ltd., and Bosch Ltd., in the amounts of $3,728,728, $16,759,498, $18,383,074 and $30,027,685, respectively, transferred from Level 2 to Level 1 because no valuation factor was applied at June 30, 2014. During the six months ended June 30, 2014, securities issued by Container Corp. of India in the amount of $30,743,489, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2014. For the six months ended June 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master

Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $1,867,000 as of June 30, 2014. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2014.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statement of Operations. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

These differences are primarily due to foreign currency losses, qualified late year losses and investments in passive foreign investment companies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency procedure, the maximum that the Fund could have been obligated to pay the Internal Revenue Service in interest and penalties was $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 related to 2005 tax provision.

In October of 2011, the Fund settled this matter with the Internal Revenue Service for $2,505,900. Fifty percent of the settlement amount was characterized as interest and was deductible by the

Fund; the remaining fifty percent was characterized as a penalty and was not deductible or otherwise recoverable for federal income tax purposes by the Fund. The Fund’s former service providers reimbursed the Fund for the full settlement amount. The difference of $2,450,414 between the accrual and the settlement amount was reversed. The combination of the reimbursed settlement and reversal of the prior accrual was reflected in the 2011 statement of operations.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2013 are subject to such review.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly Managed Assets; (iii) 0.85% of the next $500,000,00 of the Fund’s average weekly Managed Assets; and (iv) 0.75% of the Fund’s average weekly Managed Assets in excess of $1,500,000,000. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. For the six month period ended June 30, 2014, AAMAL earned a gross management fee of $4,043,376.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 18, 2014. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expense and non-

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

routine expenses) from exceeding 1.15% of the average weekly Managed Assets of the Fund on an annualized basis. For the six month period ended June 30, 2014, AAMAL waived and assumed a total of $1,203,235 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator. For its services, AAMI receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six month period ended June 30, 2014, the Fund paid a total of $788,330 in administrative fees to AAMI.

In addition, Cim Fund Services Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six month period ended June 30, 2014, fees and expenses for the Mauritius Administrator amounted to $13,738.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six month period ended June 30, 2014, the Fund paid fees of approximately $94,398 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2014, were $13,941,317 and $173,904,901, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2014, there were 29,694,848 shares of common stock issued and outstanding.

On December 7, 2012, the Board of Directors declared the payment of an elective cash distribution to be paid in the amount of $2.37123 per share of common stock on January 31, 2013 to stockholders of record at the close of business on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 35.99% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $21.93 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 3,188,277 shares.

On March 7, 2014, the Fund announced that in accordance with its cash tender offer (the “Offer”) to purchase up to 15% of the Fund’s outstanding shares of common stock, which expired at 11:59 p.m. New York City time on April 3, 2014 (the “Expiration Date”), the Fund accepted 5,240,267 properly tendered shares, representing 15% of the Fund’s outstanding shares, at a price per share of $24.4314 (the “Purchase Price”). The Purchase Price was equal to 98% of the Fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on April 4, 2014. In the Offer,15,332,556 shares, or 43.89% of the Fund’s outstanding shares, were validly tendered and not withdrawn prior to the Expiration Date. Accordingly, under final proration, the Fund accepted for payment approximately 34.1774% of the shares validly tendered in the Offer. Following the repurchase of properly tendered shares, the Fund had 29,694,848 shares outstanding.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

6. Semi-Annual Repurchase Offers:

At a Special Meeting of Stockholders on February 3, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective February 3, 2014. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 of the Investment Company Act of 1940. The repurchases were made at net asset value (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Fund’s Board of Directors.

The Fund did not make a semi-annual repurchase offer during the six month period ended June 30, 2014. During the year ended December 31, 2013, the results of the periodic repurchase offers were as follows:

	Repurchase Offer #20	Repurchase Offer #21
Commencement Date	February 22, 2013	August 23, 2013
Expiration Date	March 15, 2013	September 13, 2013
Repurchase Offer Date	March 22, 2013	September 20, 2013
% of Issued and Outstanding Shares of Common Stock	5%	5%
Shares Validly Tendered	13,848,020	13,334,419
Final Odd Lot Shares	285,027.0195	N/A*
Final Pro-ration Non-Odd Lot Shares	13,562,993	13,334,419
% of Non-Odd Lot Shares Accepted	12.66%	14.10%
Shares Accepted for Tender	2,002,406	1,880,529
Net Asset Value as of Repurchase Offer Date ($)	23.88	22.75
Repurchase Fee per Share ($)	0.4776	0.4550
Repurchase Offer Price ($)	23.4024	22.2950
Repurchase Fee ($)	956,349	855,641
Expenses ($)	162,000	157,050
Total Cost ($)	47,023,106	42,083,444

*	Effective May 13, 2013, The India Fund, Inc. discontinued the practice of accepting all shares tendered by stockholders who own, beneficially or of record, an aggregate of not more than 99 shares before prorating shares tendered by others.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount under which the Fund buys back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. With the approval of the elimination of the semi-annual repurchase offers the Board of Directors agreed to review the targeted volume-weighted average discount for a two-year period commencing from the completion of the tender offer. If a 10% or less volume-weighted average discount is not attained as of the two-year period, the Board may, but is not obligated to, consider other actions that may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund repurchased 0 and 1,230,086 shares, respectively, under the open market repurchase policy.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2014

opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Indian Markets:

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$443,638,917	$383,642,521	$(1,078,530)	$382,563,991

11. Foreign Income Tax

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%.

The Fund is not taxed on long-term capital gains for Mauritius tax purposes. In May 2012, the Government of India enacted certain legislative amendments to its existing income tax laws. The implementation of general anti-avoidance rules (GAAR), which empowers the Indian Revenue Authorities to disregard structures that they deem to lack commercial substance, has been deferred until the 2015-2016 financial year. If the Indian Revenue Authorities applied these new rules to the Fund, it could affect the benefits the Fund receives under the treaty. Management is monitoring the status of these developments.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2014.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Monday, June 9, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
Leslie H. Gelb	16,121,181	4,216,522
Stephane R.F. Henry	16,222,176	4,115,528
Luis F. Rubio	16,211,994	4,125,710

Directors whose term of office continued beyond this meeting are as follows: Lawrence K. Becker, Martin Gilbert, J.Marc Hardy, Jeswald W. Salacuse, and Hugh Young.

Results of Special Meeting of Stockholders

A Special Meeting of Stockholders was held on Monday, February 3, 2014, at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposal and number of shares voted at the meeting are as follows:

1. To approve elimination of the policy governing the Fund’s interval fund structure:

Votes For	Votes Against	Votes Abstain
13,947,563	3,277,679	296,204

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by Computershare Trust Company N.A., as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Corporate Information

Directors

Lawrence K. Becker

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Stephane R. F. Henry

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer

Lucia Sitar, Vice President and Chief Legal Officer

Andrea Melia, Treasurer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Mauritius Administrator

Cim Global Business Fund Services, Ltd.

33, Edith Cavell Street,

Port Louis, Mauritius

Custodians

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Deutsche Bank (Mauritius) Limited

Fourth Floor

Barkly Wharf East

Le Caudan Waterfront

Port Louis, Mauritius

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2014, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today. As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data. Enroll today Did you know you can be among the first to receive information from your Fund? Enroll in our e-mail services and be among the first to recieve information regarding your investments. Please visit Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv. Contact us: 1. Enroll in Investor Relations services at: http://www.aberdeen-asset.us/aam.nsf/usclosed/email 2. Call us toll free at 1-866-839-5205 in the U.S., 3. Email us at InvestorRelations@aberdeen-asset.com 4. Visit www.aberdeen-asset.us/cef Stop the paper Did you know that you can receive your shareholder reports online? By enrolling in this convenient service, you will receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. There’s never been a faster, simple or more environmentally-friendly way to receive your investment information. To enroll in electronic delivery, follow these simple steps: 1. Go to http://www.aberdeen-asset.us/cef 2. Click on the link for “Email Services” which takes you to http://www.aberdeen-asset.us/aam.nsf/usclosed/email 3. Click “Sign-up” Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)(2)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
January 1 through January 31, 2014	None	None	None	2,574,487(1)
February 1 through February 28, 2014	None	None	None	2,574,487(1)
March 1 through March 31, 2014	None	None	None	2,574,487(1)
April 1 through April 30, 2014	5,240,267(2)	$24.4314(2)	5,240,267(2)	2,574,487(1)
May 1 through May 31, 2014	None	None	None	2,574,487(1)
June 1 through June 30, 2014	None	None	None	2,574,487(1)
Total	5,240,267	$24.4314	5,240,267	—

(1)	The open market repurchase policy was authorized on October 30, 2012. The program authorizes management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.
(2)	On March 7, 2014, the Fund commenced a cash tender offer for up to 15% of the Fund’s outstanding shares, representing approximately 5,240,267 shares at a price equal to 98% of the Fund’s NAV per share determined on the business day immediately following the day the tender offer expired. The cash tender offer expired at 11:59 p.m. New York City time on April 3, 2014.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The India Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 3, 2014

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 3, 2014